STOCK BASED COMPENSATION PLAN	12 Months Ended
Dec. 31, 2013
STOCK BASED COMPENSATION PLANS [Abstract]
STOCK BASED COMPENSATION PLANS

NOTE 13: Stock Based Compensation PlanS

The April 2010 Stock Option Plan

In June 2011, the Board of Directors of the Company approved the grant of stock option awards to its Directors and Executive Officers under the 2010 Stock Option Plan that was approved at the Annual Meeting of Shareholders on April 28, 2010 when 150,000 shares were authorized for award. A total of 45,000 stock option awards were granted to the nine directors of the Company and 75,000 stock option awards, in total, were granted to the Chief Executive Officer and the Company’s four Senior Vice Presidents. The awards will vest ratably over five years (20% per year for each year of the participant’s service with the Company) and will expire ten years from the date of the grant, or June 2021. The fair value of each option grant was established at the date of grant using the Black-Scholes option pricing model. The Black-Scholes model used the following weighted average assumptions: risk-free interest rate of 2.2%; volatility factors of the expected market price of the Company's common stock of .45; weighted average expected lives of the options of 7.0 years: cash dividend yield of 1.49%. Based upon these assumptions, the weighted average fair value of options granted was $3.77.

In July 2013, the Board of Directors of the Company approved the grant of 10,000 stock option awards in total to two newly elected Directors of the Company. The awards will vest ratably over five years (20% per year for each year of the participant’s service with the Company) and will expire ten years from the date of the grant, or July 2023. The fair value of each option grant was established at the date of grant using the Black-Scholes option pricing model. The Black-Scholes model used the following weighted average assumptions: risk-free interest rate of 2.0%; volatility factors of the expected market price of the Company's common stock of .45; weighted average expected lives of the options of 7.0 years: cash dividend yield of 1.0%. Based upon these assumptions, the weighted average fair value of options granted was $6.08.

The compensation expense of the awards is based on the fair value of the instruments on the date of grant. The Company recorded compensation expense in the amount of $80,000 and $81,000 in 2013 and 2012, respectively, and is expected to record $84,000 in each of the years 2014 through 2015, and $46,000, $12,000, and $7,000 in the years 2016 through 2018.

At December 31, 2013, there were 105,000 options outstanding, of which 38,000 were exercisable at an exercise price of $9.00, and an average remaining contractual life of 7.5 years. Expiring options in 2013 were the result of Director attrition.

Activity in the stock option plans is as follows:

		Weighted
	Options	Average	Shares
(Shares in thousands)	Outstanding	Exercise Price	Exercisable
Outstanding at December 31, 2011	120	$9.00	-
Granted	-	$-	-
Newly Vested	-	9.00	23
Exercised	(1)	9.00	(1)
Expired	(13)	9.00	-
Outstanding at December 31, 2012	106	$9.00	22
Granted	10	$13.88	-
Newly Vested	-	9.00	21
Exercised	(5)	9.00	(5)
Expired	(6)	9.00	-
Outstanding at December 31, 2013	105	$9.00	38

The aggregate intrinsic value of a stock option represents the total pre-tax intrinsic value (the amount by which the current market value of the underlying stock exceeds the exercise price of the option) that would have been received by the option holders had all option holders exercised their options prior to the expiration date. The intrinsic value can change based on fluctuations in the market value of the Company’s stock. At December 31, 2013, the intrinsic value of the stock options was $430,000. At December 31, 2012, the intrinsic value of the stock options was $138,000.